Exhibit 10.14

                        TERMINATION OF LICENCE AGREEMENT

By and Between

THE UNIVERSITY OF BIRMINGHAM of Edgbaston, Birmingham B15 2TT (hereinafter the "University")

and

INTRACELL VACCINE LIMITED, registered in the Isle of Man number 092993C with registered address IOMA House, Hope Street, Douglas. Isle of Man, IMI 1AP (hereinafter "Intracell")

and

VACCINE REASEARCH TRUST OF 22 Alcester Road, Moseley, Birmingham B13 8BE, registered with the Charities Commision, number 326276 (hereinafter "VCT")

WHEREAS

    A) The University has licensed its HIV vaccine (the "Vaccine") to Intracell under a licence agreement dated November 5, 1998 ("the agreement"); and
    B)  Intracell sub-licensed its rights under the Agreement to HIV_VAC Inc;
        and
    C) Both Intracell and HIV-VAC Inc are unable to comply with the minimum royalty conditions and the patent costs reimbursement conditions of the Agreement and are also unable to attract financing to commercialise the Vaccine

It is now agreed as follows:

    1) Intracell agrees to give up any rights that it might have in the Vaccine, and return those rights to the University PROVIDED Intracell terminates any sub-licences currently in force, and in particular, the sub-licence to HIV-VAC Inc.

2) The University accepts the return of those rights and will waive any amounts that might be due under the licence agreement PROVIDED that;

        - Intracell uses reasonable endeavours to recover patent costs incurred by the University acting through its agent Birmingham Research Development Ltd (Approximately 25,000) and not yet reimbursed by Intracell from HIV-VAC Inc and passes any monies recovered to the University; and
        - If Intracell fails to recover such monies, VCT will, in good faith, attemot to pay those monies to the University in the eventVCT raises sufficient money to further develop the HIV vaccine and
        - Intracell indemnifies and holds harmlass the |University against any claims from Intacell's sun-licencess(s)
    3) The Univesrity will be free to enter into a licence agreement with any other interested party, including, without limitation, VCT.
    4)  The effective date of this agreement is 1st December 2007


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         AGREED BY THE PARTIES through their authorised signatories:

         For and on behalf of THE UNIVERSITY OF BIRMINGHAM

         /s/ B Ball                                       Gillian Ball
         ----------                                       ------------
         Signed                                           Name

         Acting Registrar & Secretary                     6 June 2008
         ----------------------------                     -----------
         Title                                            Date


         For and on behalf of  INTRACELL VACCINES LIMITED

         /s/ K Murray                                     Kevin Murray
         ------------                                     ------------
         Signed                                           Name

         Director                                         24 March 2008
         --------                                         -------------
         Title                                            Date


         For and on behalf of VACCINE RESEARCH TRUST
         -------------------------------------------

         /s/ G Skinner                                    Gordon R B Skinner
         -------------                                    ------------------
         Signed                                           Name

         Trustee                                          24 March 2008
         -------                                          -------------
         Title                                            Date